UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 08, 2022

FIGS, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40448	46-2005653
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2834 Colorado Avenue, Suite 100
Santa Monica, California		90404
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (424) 300-8330

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	FIGS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 8, 2022, FIGS, Inc. (the “Company”) held its 2022 annual meeting of stockholders (the “Meeting”) exclusively online via live webcast. Holders of the Company’s Class A common stock were entitled to one vote per share held as of the close of business on April 13, 2022 (the “Record Date”) and holders of the Company’s Class B common stock were entitled to twenty votes per share held as of the Record Date. A total of 140,610,973 shares of the Company’s Class A common stock and 6,196,339 shares of the Company’s Class B common stock were present at the Meeting online or represented by proxy, which constituted a quorum for the transaction of business and represented approximately 93.7% of the combined voting power of the Company’s Class A and Class B common stock as of the Record Date. The following are the voting results for the proposals considered and voted upon at the Meeting, each of which is more fully described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 26, 2022.

Proposal 1 — Election of two (2) Class I directors to hold office until the annual meeting of stockholders to be held in 2025 and until each such director's respective successor is elected and qualified or until each such director’s earlier death, resignation or removal.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Catherine Spear	234,433,370	19,380,185	10,724,199
Sheila Antrum	229,284,447	24,529,108	10,724,199

Based on the foregoing votes, each of Catherine Spear and Sheila Antrum was elected to serve as a director until the 2025 annual meeting of stockholders and until her successor has been elected and qualified or until her earlier death, resignation or removal.

Proposal 2 — Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
264,395,585	76,585	65,584	0

Based on the foregoing votes, the stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIGS, INC.

Date:	June 14, 2022	By:	/s/ Todd Maron
Name: Todd Maron Title: Chief Legal Officer